UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 7, 2006

Azco Mining Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

7239 N El Mirage Road Glendale, AZ 85307
(Address of Principal Executive Offices)(Zip Code)

(623) 935-0774
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

( ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02.	Unregistered Sales of Equity Securities

The Form 8-K filed on September 8, 2006 is hereby amended as follows: Schedule A to Amendment No. 1 to Senior Secured Convertible Notes, Warrants, Additional Investment Rights and Security Agreement is amended as shown in Exhibit 4.1 attached.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

4.1	Schedule A to Amendment to Senior Secured Convertible Notes, Warrants, Additional Investment Rights, and Security Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AZCO MINING, INC.
(Registrant)

Date: September 14, 2006	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

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